Offerings - Offering: 1	Apr. 30, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	4,108,072
Proposed Maximum Offering Price per Unit	3.50
Maximum Aggregate Offering Price	$ 14,378,252
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,986
Offering Note	The offering amount is based on a fixed price and number of shares.